Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2014
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

4.Acquisitions and Divestitures

For the years ended December 31	2014	2013	2012

Acquisitions
Canadian Operations	$21	$28	$139
USA Operations	2,995	156	240
Total Acquisitions	3,016	184	379

Divestitures
Canadian Operations	(1,847)	(685)	(3,770)
USA Operations	(2,264)	(18)	(271)
Market Optimization	(205)	-	-
Corporate & Other	(29)	(2)	(2)
Total Divestitures	(4,345)	(705)	(4,043)
Net Acquisitions & (Divestitures)	$(1,329)	$(521)	$(3,664)

ACQUISITIONS

For the year ended December 31, 2014, acquisitions totaled $3,016 million (2013 – $184 million; 2012 – $379 million), which primarily included the purchase of certain properties in the Eagle Ford shale formation in south Texas as described in Note 3.

DIVESTITURES

For the year ended December 31, 2014, amounts received on the sale of assets were $4,345 million (2013 – $705 million; 2012 – $4,043 million).  In 2014, divestitures were $1,847 million in the Canadian Operations and $2,264 million in the USA Operations.

Amounts received from the divestiture transactions have been deducted from the respective Canadian and U.S. full cost pools, except for divestitures that result in a significant alteration between capitalized costs and proved reserves in the respective country cost centre.  For divestitures that result in a gain or loss and constitute a business, goodwill is allocated to the divestiture.

The Canadian Operations and USA Operations divestitures included the following transactions:

Canadian Operations

In 2014, divestitures in the Canadian Operations primarily included the sale of the Company’s Bighorn assets in west central Alberta for approximately $1,725 million.  For the year ended December 31, 2014, Encana recognized a gain of approximately $1,014 million, before tax, on the sale of the Company's Bighorn assets in the Canadian cost centre and allocated goodwill of $257 million.

In 2013, divestitures in the Canadian Operations included the sale of the Company’s Jean Marie natural gas assets in northeast British Columbia and other assets.

In 2012, Encana entered into a partnership agreement with a Mitsubishi Corporation subsidiary (“Mitsubishi”) to jointly develop certain lands in northeast British Columbia.  Under the agreement, Encana owns 60 percent and Mitsubishi owns 40 percent of the partnership.  Mitsubishi agreed to invest approximately C$2.9 billion for its partnership interest, with C$1.45 billion received in February 2012.  Mitsubishi agreed to invest the remaining amount of approximately C$1.45 billion, in addition to its 40 percent of the partnership’s future capital investment, based on the expected five year development plan, thereby reducing Encana’s capital funding commitment to 30 percent of the total expected capital investment.

In 2012, the Company entered into an agreement with a PetroChina Company Limited subsidiary (“PetroChina”) to jointly explore and develop certain liquids rich natural gas Duvernay lands in Alberta.  PetroChina agreed to invest approximately C$2.18 billion for a 49.9 percent working interest in the lands. PetroChina invested C$1.18 billion in December 2012 and agreed to further invest approximately C$1.0 billion, which will be used to fund half of Encana’s capital funding commitment over an expected commitment period which expires in 2020.

In 2012, Encana entered into an agreement with a Toyota Tsusho Corporation subsidiary (“Toyota Tsusho”) under which Toyota Tsusho agreed to invest approximately C$600 million to acquire a 32.5 percent gross overriding royalty interest in natural gas production from a portion of Encana’s Clearwater play.  Toyota Tsusho invested C$100 million in April 2012 and agreed to further invest approximately C$500 million over an expected commitment period of approximately seven years, which runs through to 2019.

In 2012, the Company also closed the sale of two natural gas processing plants in British Columbia and Alberta for proceeds of approximately C$920 million.

USA Operations

In 2014, divestitures in the USA Operations primarily included the sale of the Jonah properties for proceeds of approximately $1,636 million and the sale of certain properties in East Texas for proceeds of approximately $495 million.  For the year ended December 31, 2014, Encana recognized a gain of approximately $209 million, before tax, on the sale of the Jonah properties in the U.S. cost centre and allocated goodwill of $68 million.

OTHER CAPITAL TRANSACTIONS

The following transactions involve the acquisition or disposition of common shares and, therefore, are excluded from the acquisitions and divestitures table above.

Acquisition of Athlon

On November 13, 2014, Encana acquired all of the issued and outstanding shares of common stock of Athlon for $5.93 billion, or $58.50 per share.  See Note 3 for further details regarding the Athlon transaction.

Divestiture of Investment in PrairieSky

On September 26, 2014, Encana completed the secondary offering of 70.2 million common shares of PrairieSky at a price of C$36.50 per common share for aggregate gross proceeds of approximately C$2.6 billion. As the sale of the investment in PrairieSky resulted in a significant alteration between capitalized costs and proved reserves in the Canadian cost centre, Encana recognized a gain on divestiture of approximately $2.1 billion, before tax.

See Note 18 for further details regarding the PrairieSky transactions.